As filed with the Securities and Exchange Commission on February 27, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

Item 1. Report to Stockholders.

Mairs and Power
Balanced Fund, Inc.

Annual Report

December 31, 2008

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

  February 12, 2009

Fourth Quarter Results

With the financial crisis gathering momentum, the economic outlook continued to deteriorate over the course of the fourth quarter. As a result, the stock market experienced one of the worst periods ever during the quarter. The Balanced Fund held up relatively well because some 35-40% of its assets were invested in better performing fixed income and money market fund securities. While the Fund produced a negative return of -12.7%, the major stock market indices such as the Dow Jones Industrial Average and Standard & Poor's 500 recorded much larger negative returns of -18.4% and -21.9%, respectively. Because of Federal Reserve action and a flight to less risky fixed income investments, the Barclays Capital Gov't/Credit Bond Index (formerly called the Lehman Bros. Gov't/Credit Index) produced a relatively strong positive return of 6.4%. The Fund slightly under-performed its benchmark composite index (60% S&P 500 Stock Index and 40% Barclays Capital Gov't/Credit Bond Index) which showed a somewhat better -11.2% return. However, the Fund out performed a peer group of comparable balanced funds shown in the Wall Street Journal which had an average negative return of -14.4%.

Responding to the bankruptcy of Lehman Bros. and the mounting loan losses being recognized by the nation's largest banks, confidence collapsed and the economy fell into a tail spin during the fourth quarter. Recently reported Gross Domestic Product showed a decline of 3.8% (preliminary basis), the worst quarterly performance since 1982. The decline would have been even greater at over 5%, had it not been for an adjustment for a build-up in inventories. Consumer spending representing approximately 70% of total GDP slipped 3.5% while residential investment (housing) continued to fall at an exceptionally high 23.6% rate. Business investment also slumped at a very weak 19.1% rate, the largest decline since 1975. Government spending, the only area to show an increase, rose at a 1.9% annual rate. Reflecting the weak economy, corporate profits are estimated to have declined at a 25% or more annual rate.

In light of the almost unprecedented economic weakness, the Federal Reserve aggressively moved to lower interest rates and increase the availability of credit. In December 2008, the overnight funds rate was lowered to an all-time low level of 0-1/4% from a previous 1.0%. The Fed also indicated its intention to expand mortgage credit by purchasing bonds issued by Fannie Mae and Freddie Mac. Additionally, the U. S. Treasury has attempted to provide credit

TO OUR SHAREHOLDERS (continued)

through direct investment in a variety of financial institutions including banks and insurance companies as well as certain other non-financial industrial companies. While longer term U.S. Treasury interest rates followed short-term rates down, interest rates on corporates remained relatively high as spreads widened to reflect a heightened level of risk in a faltering economy.

Turning to the stock market, nearly all sectors suffered to one degree or another from the melt-down that occurred during the quarter. However, the financial sector (banks, financial services, and REIT's) declined the most because of its exposure to the mortgage market and other more highly leveraged investments. Basic industries (chemicals, forest products and metals & mining), transportation (airlines, railroads and trucking) and other industrials (building products) tied closely to the more cyclical side of the economy also did poorly. Less cyclically sensitive areas such as consumer staples, health care and utilities fared the best. Among holdings in the Fund, Bristol-Myers Squibb (+11.5%), Briggs & Stratton (+8.7%), Associated Banc-Corp (+4.9%), Exxon Mobil (+2.8%) and Wyeth (+1.5%) performed best while Bank of America (-59.8%), Lincoln National (-56.0%), Merrill Lynch (-54.0%), Principal Financial Group (-48.1%) and American Express (-47.6%) did the worst.

2008 In Review

The stock market experienced its worst year since the 1930s in 2008 as a result of the financial crisis that developed over the course of the year and culminated in the fourth quarter. While the Fund was also severely affected, its performance was better than most market benchmarks as well as other comparable funds. For the year, the Fund's investment performance was a negative 21.1% compared to much greater respective negative returns of -31.9% and -37.0% for the DJIA and S & P 500 stock indices. However, the Barclays Capital Gov't/Credit Bond Index performed at a much better positive 5.7%. The Fund did slightly better than its benchmark composite index which was down -21.9%, but compared more favorably with a Wall Street Journal peer group universe of balanced funds which produced a negative average return of -26.9%.

While longer term returns were significantly impacted by the severity of last year's stock market sell-off, the Fund's relative performance comparisons remained generally favorable. For example, over the past ten years, the Fund's average annual return was 4.0% compared to 1.7% for the DJIA, -1.4% for the S & P 500 Index and +5.6% for the Barclays Capital Gov't/Credit Bond Index. The Fund also did better than its composite index which had a +1.7% return as well as compared to a Lipper Balanced Fund Index of comparable funds which had a +1.5% average return for the same period.

TO OUR SHAREHOLDERS (continued)

Because of the weak fourth quarter, the U. S. economy grew at only a 1.3% real rate for the full year in 2008 compared to a sub-par 2.0% during the previous year. Consumer spending, business investment (structures) and government spending all showed some increase while residential fixed investment (housing) and business spending for equipment and software declined. Corporate profits are estimated to have shown a full year decline in the 10-15% range. Finally, inflation, based on the GDP deflator, increased at a 3.2% rate compared to 2.8% in 2007.

Future Outlook

Considering the economic deterioration that took place both here and abroad during the fourth quarter and the continuing rise in unemployment so far in 2009, the outlook appears anything but encouraging. Moreover, a continuing decline in real estate values and an eroding level of consumer confidence also indicate that an early turnaround appears unlikely. However, the rapidity and severity of the recent decline in economic activity could also suggest that we are closer to a bottom from which a sustained recovery can take place than most experts currently believe.

Looking ahead, we believe such factors as home prices, unemployment rates and personal disposable income will begin to stabilize around mid-year and start to show signs of a slow but gradual recovery by the end of the year. This is suggested by a number of factors including the dramatic change in monetary policy which began last fall resulting in historically low interest rates, significantly lower commodity prices (especially energy) due to reduced world demand and a number of massive stimulative actions coming out of Washington aimed at increasing liquidity, providing greater access to credit and restoring confidence.

With inflationary pressures well contained and recessionary influences likely to linger for some time to come, interest rates are expected to remain relatively stable over the next few quarters. However, considering the amount of monetary expansion that has taken place during recent months, upward rate pressures could emerge very quickly once the economy begins to gain some traction.

While the exact timing of a turnaround in the stock market is difficult to predict, history tells us that coming out of a recession, prices usually begin to move up well in advance of any tangible improvement in corporate profits and the overall economy. Because valuation levels (13 times a rather depressed level of estimated 2009 earnings for the S & P 500) appear quite reasonable compared to the current level of interest rates (less than 3% for ten year U. S. Treasury bonds and 1.0% or less for money market fund rates), we believe the market has

TO OUR SHAREHOLDERS (continued)

significant upside potential. Moreover, a record high level of cash reserves in the hands of investors should provide more than enough buying power to fuel any upward move. In conclusion, the risk/reward ratio for the stock market would seem to be very attractive, especially for those investors who have the patience to endure lower prices near-term in favor of a much greater longer term potential over the next several years.

Discontinuation of First and Third Quarter Reports to Shareholders

In past years, we have printed and sent first and third quarter reports to shareholders in addition to the required annual and semi-annual reports. In an effort to help control rising expenses, we have decided to forgo the first and third quarter reports starting in 2009. The Fund will continue to prepare and distribute the annual and semi-annual reports as it has always done in the past.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  December 31, 2008

Ten years of investment performance (through December 31, 2008)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2008

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	-21.12%	1.53%	3.99%	9.11%
S&P 500(1)	-37.00%	-2.19%	-1.38%	8.43%
Composite Index(2)	-21.91%	0.72%	1.70%	8.32%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

(2)  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION  December 31, 2008

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison,
MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$47.80
Expense Ratio	0.80%
Portfolio Turnover Rate	17.31%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

3M Co.	3.2%
Emerson Electric Co.	3.0
Wells Fargo & Co.	2.5
Baxter International Inc.	2.1
Pentair, Inc.	2.1
Valspar Corp.	2.1
H.B. Fuller Co.	2.0
Exxon Mobil Corp.	1.9
ConocoPhillips	1.9
United Parcel Service, Inc., Class B	1.7

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 37.7%
Corporate Bonds	22.4%
Federal Agency Obligations	14.8
Asset Backed Securities	0.3
Convertible Corporate Bonds	0.2
Common Stocks 58.8%
Financial	9.6
Health Care	9.1
Energy	7.5
Technology	6.4
Basic Industries	5.6
Consumer Staple	5.4
Capital Goods	5.3
Diversified	4.1
Consumer Cyclical	3.4
Transportation	1.7
Utilities	0.7
Short-term Investments 3.5%[3]	3.5
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS  December 31, 2008

Par Value	Security Description			Value
	FIXED INCOME SECURITIES 37.7%
	FEDERAL AGENCY OBLIGATIONS 14.8%
$500,000	Federal Home Loan Mortgage Corp.	6.050%	08/22/22	$528,499
500,000	Federal Home Loan Mortgage Corp.	6.000%	03/03/28	500,364
500,000	Federal Home Loan Mortgage Corp.	6.000%	05/12/28	502,517
500,000	Federal National Mortgage Association	5.400%	02/23/17	500,427
250,000	Federal National Mortgage Association	5.500%	04/08/19	250,226
250,000	Federal National Mortgage Association	5.520%	04/12/19	250,241
250,000	Federal National Mortgage Association	5.630%	08/05/19	251,018
500,000	Federal National Mortgage Association	5.500%	02/28/20	502,182
500,000	Federal National Mortgage Association	5.650%	03/09/20	503,005
500,000	Federal National Mortgage Association	5.750%	03/09/20	503,269
500,000	Federal National Mortgage Association	5.750%	03/16/20	500,504
250,000	Federal National Mortgage Association	5.750%	06/08/20	250,249
500,000	Federal National Mortgage Association	5.810%	06/30/20	504,407
1,000,000	Federal National Mortgage Association	5.750%	07/07/20	1,001,000
500,000	Federal National Mortgage Association	6.000%	08/10/20	500,525
500,000	Federal National Mortgage Association	6.000%	08/18/20	500,525
500,000	Federal National Mortgage Association	6.000%	08/25/20	500,524
500,000	Federal National Mortgage Association	6.000%	10/13/20	500,523
1,000,000	Federal National Mortgage Association	6.250%	04/25/22	1,001,053
400,000	Federal National Mortgage Association	6.000%	08/16/22	400,395
500,000	Federal National Mortgage Association	6.000%	02/22/23	500,488
500,000	Federal National Mortgage Association	6.000%	03/06/23	502,412
500,000	Federal National Mortgage Association	6.125%	03/06/23	495,009
500,000	Federal National Mortgage Association	6.000%	03/13/23	493,273
500,000	Federal National Mortgage Association	6.000%	06/12/23	500,492
500,000	Federal National Mortgage Association	6.000%	06/26/23	492,676
500,000	Federal National Mortgage Association	6.100%	10/06/23	500,502
500,000	Federal National Mortgage Association	6.000%	03/21/25	502,781

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Par Value	Security Description			Value
	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	6.000%	04/04/25	$500,487
500,000	Federal National Mortgage Association	6.000%	06/02/25	501,781
500,000	Federal National Mortgage Association	6.000%	07/11/25	500,545
500,000	Federal National Mortgage Association	6.000%	10/06/25	500,129
				15,942,028
	CORPORATE BONDS 22.4%
	FINANCIAL 15.0%
248,000	Ford Motor Credit Co.	7.375%	10/28/09	217,799
250,000	General Motors Acceptance Corp.	7.750%	01/19/10	222,971
250,000	Bear Stearns Co., Inc.	5.850%	07/19/10	252,543
250,000	General Motors Acceptance Corp.	7.250%	03/02/11	212,459
250,000	Ford Motor Credit Co.	5.300%	04/20/11	111,469
250,000	Household Finance Corp.	6.375%	10/15/11	245,963
200,000	Ford Motor Credit Co.	7.000%	11/26/11	78,908
250,000	General Motors Acceptance Corp.	7.000%	02/01/12	197,555
453,000	City National Corp.	5.125%	02/15/13	387,985
250,000	Goldman Sachs Group (a)	8.000%	03/01/13	238,413
500,000	CIT Group Inc.	5.400%	03/07/13	377,614
500,000	Fifth Third Bancorp	6.250%	05/01/13	463,752
250,000	Allstate Corp.	7.500%	06/15/13	261,149
500,000	Harleysville Group	5.750%	07/15/13	470,939
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	341,823
500,000	American General Finance Corp.	6.000%	12/15/14	122,214
500,000	Principal Life Global (a)	5.050%	03/15/15	457,646
500,000	M&I Marshall & Ilsley Bank	4.850%	06/16/15	385,906
500,000	Key Bank National Association	5.450%	03/03/16	393,812
250,000	Security Benefit Life Insurance (a)	8.750%	05/15/16	131,875

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Par Value	Security Description			Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	$467,736
500,000	Western Union Co.	5.930%	10/01/16	427,308
500,000	National City Bank	5.250%	12/15/16	428,395
500,000	Citigroup Inc.	5.500%	02/15/17	454,899
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	221,489
250,000	CIT Group Inc.	5.800%	05/15/17	101,153
500,000	Comerica Bank	5.200%	08/22/17	382,183
500,000	American Express Bank	6.000%	09/13/17	468,266
250,000	General Motors Acceptance Corp.	7.250%	09/15/17	97,188
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	519,589
500,000	Prudential Financial Inc.	6.000%	12/01/17	401,099
500,000	American General Finance Corp.	6.900%	12/15/17	216,386
500,000	Morgan Stanley	5.950%	12/28/17	414,991
500,000	Goldman Sachs Group	5.950%	01/18/18	474,086
500,000	Wachovia Corp.	5.750%	02/01/18	500,995
500,000	United Health Group, Inc.	6.000%	02/15/18	461,317
250,000	Lincoln National Corp.	7.000%	03/15/18	203,640
500,000	SunTrust Bank	7.250%	03/15/18	525,578
500,000	Morgan Stanley	6.625%	04/01/18	438,645
500,000	General Electric Capital Corp.	6.350%	05/12/18	496,783
500,000	Provident Cos.	7.000%	07/15/18	319,056
500,000	Associated Banc-Corp	9.250%	10/15/18	532,314
250,000	Berkley (WR) Corp.	6.150%	08/15/19	226,838
450,000	Compass Bank	5.500%	04/01/20	276,408
537,000	Manufacturers & Traders Trust Co. (a) (e)	5.585%	12/28/20	385,306
500,000	Prudential Financial Inc.	6.000%	02/15/23	314,140

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Par Value	Security Description			Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$250,000	Household Finance Corp.	5.250%	06/15/23	$172,087
250,000	Liberty Mutual Insurance Co. (a)	8.500%	05/15/25	206,066
250,000	Provident Cos.	7.250%	03/15/28	200,954
500,000	Farmers Exchange Capital (a)	7.050%	07/15/28	306,103
				16,213,793
	INDUSTRIAL 6.1%
350,000	Corning Inc.	6.300%	03/01/09	349,262
500,000	SUPERVALU Inc.	7.875%	08/01/09	487,500
250,000	DaimlerChrysler NA Holding Corp.	7.750%	01/18/11	226,212
250,000	Hertz Corp.	7.400%	03/01/11	166,250
250,000	General Foods Corp.	7.000%	06/15/11	249,623
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	207,500
200,000	Ford Motor Co.	9.500%	09/15/11	72,000
250,000	Bombardier Inc. (a) (d)	6.750%	05/01/12	221,875
500,000	Valspar Corp.	5.625%	05/01/12	461,593
250,000	General Motors Corp.	7.125%	07/15/13	46,250
250,000	Willamette Industries	7.125%	07/22/13	246,283
250,000	Maytag Corp.	5.000%	05/15/15	199,100
500,000	Fisher Scientific International, Inc.	6.125%	07/01/15	440,625
500,000	International Paper Co.	5.250%	04/01/16	337,679
500,000	Valspar Corp.	6.050%	05/01/17	413,033
250,000	ServiceMaster Co.	7.100%	03/01/18	36,875
250,000	ConocoPhillips	6.650%	07/15/18	261,286
350,000	PPG Industries	7.400%	08/15/19	373,602
500,000	Wyeth	6.450%	02/01/24	563,857
865,000	Union Carbide Corp.	7.500%	06/01/25	711,400
500,000	Toro Co.	7.800%	06/15/27	482,028
				6,553,833

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Par Value	Security Description			Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES 1.3%
$250,000	Xcel Energy Inc.	7.000%	12/01/10	$257,743
250,000	TECO Energy Inc.	7.000%	05/01/12	228,826
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	257,895
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	227,640
250,000	South Jersey Gas Co.	7.125%	10/22/18	259,575
250,000	United Utilities PLC (d)	5.375%	02/01/19	196,389
				1,428,068
	TOTAL CORPORATE BONDS			24,195,694
	ASSET BACKED SECURITIES 0.3%
	EQUIPMENT LEASES 0.3%
250,000	American Airlines Inc.	7.858%	10/01/11	190,000
179,954	General American Transportation	7.500%	02/28/15	196,383
				386,383
	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
201,150	Noram Energy	6.000%	03/15/12	187,069
	TOTAL FIXED INCOME SECURITIES (cost $44,978,925)			$40,711,174

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Shares	Security Description	Value
	COMMON STOCKS 58.8%
	BASIC INDUSTRIES 5.6%
65,000	Bemis Co., Inc.	$1,539,200
137,000	H.B. Fuller Co.	2,207,070
124,000	Valspar Corp.	2,243,160
		5,989,430
	CAPITAL GOODS 5.3%
75,000	Graco Inc.	1,779,750
20,000	Ingersoll-Rand Co., Ltd. (d)	347,000
52,000	MTS Systems Corp.	1,385,280
95,000	Pentair, Inc.	2,248,650
		5,760,680
	CONSUMER CYCLICAL 3.4%
54,000	Briggs & Stratton Corp.	949,860
15,000	Genuine Parts Co.	567,900
55,000	Home Depot, Inc.	1,266,100
30,000	Sturm, Ruger & Co., Inc. (b)	179,100
20,000	Toro Co.	660,000
		3,622,960
	CONSUMER STAPLE 5.4%
30,000	General Mills, Inc.	1,822,500
13,000	The Hershey Co.	451,620
60,000	Hormel Foods Corp.	1,864,800
25,000	Kimberly-Clark Corp.	1,318,500
24,000	SUPERVALU Inc.	350,400
		5,807,820
	DIVERSIFIED 4.1%
60,000	3M Co.	3,452,400
63,000	General Electric Co.	1,020,600
		4,473,000

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Shares	Security Description	Value
	COMMON STOCKS (continued)
	ENERGY 7.5%
25,000	BP p.l.c. ADR (c) (d)	$1,168,500
40,000	ConocoPhillips	2,072,000
26,000	Exxon Mobil Corp.	2,075,580
25,000	Murphy Oil Corp.	1,108,750
39,000	Schlumberger, Ltd. (d)	1,650,870
		8,075,700
	FINANCIAL 9.6%
20,000	American Express Co.	371,000
35,000	Associated Banc-Corp.	732,550
20,000	Bank of America Corp.	281,600
37,000	JPMorgan Chase & Co.	1,166,610
20,000	Lincoln National Corp.	376,800
37,000	Merrill Lynch & Co., Inc.	430,680
32,000	Principal Financial Group	722,240
55,000	TCF Financial Corp.	751,300
31,000	Travelers Companies, Inc.	1,401,200
56,000	U.S. Bancorp	1,400,560
92,000	Wells Fargo & Co.	2,712,160
		10,346,700
	HEALTH CARE 9.1%
42,000	Baxter International Inc.	2,250,780
50,000	Bristol-Myers Squibb Co.	1,162,500
45,000	Eli Lilly & Co.	1,812,150
26,000	Johnson & Johnson	1,555,580
90,000	Pfizer Inc.	1,593,900
40,000	Wyeth	1,500,400
		9,875,310

SCHEDULE OF INVESTMENTS (continued)  December 31, 2008

Shares	Security Description	Value
	COMMON STOCKS (continued)
	TECHNOLOGY 6.4%
70,000	Corning Inc.	$667,100
88,000	Emerson Electric Co.	3,221,680
55,000	Honeywell International Inc.	1,805,650
15,000	International Business Machines Corp.	1,262,400
		6,956,830
	TRANSPORTATION 1.7%
34,000	United Parcel Service, Inc., Class B	1,875,440
	UTILITIES 0.7%
40,000	Xcel Energy Inc.	742,000
	TOTAL COMMON STOCKS (cost $55,374,105)	$63,525,870
	SHORT-TERM INVESTMENTS 2.6%
2,802,853	First American Prime Obligations Fund, Class Z (cost $2,802,853)	$2,802,853
	TOTAL INVESTMENTS 99.1% (cost $103,155,883)	$107,039,897
	OTHER ASSETS AND LIABILITIES (NET) 0.9%	949,448
	TOTAL NET ASSETS 100.0%	$107,989,345

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Funds's Board of Directors. As of December 31, 2008, these securities represented $1,947,284 or 1.8% of total net assets.

(b)  Non-income producing.

(c)  American Depository Receipt.

(d)  Foreign security denominated in U.S. dollars.

(e)  Step Bonds - Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2008.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2008

ASSETS
Investments, at value (cost $103,155,883) (Note 1)	$107,039,897
Receivable for Fund shares sold	244,738
Dividends and interest receivable	879,360
108,163,995
LIABILITIES
Payable for Fund shares redeemed	115,626
Accrued investment management fees (Note 2)	51,677
Accrued Fund administration fees (Note 2)	387
Accrued expenses and other liabilities	6,960
174,650
NET ASSETS	$107,989,345
NET ASSETS CONSIST OF
Portfolio capital	$104,078,332
Undistributed net investment income	19,762
Undistributed net realized gain on investments	7,237
Net unrealized appreciation of investments	3,884,014
TOTAL NET ASSETS	$107,989,345
Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,259,410
Net asset value per share	$47.80

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2008

INVESTMENT INCOME
Income:
Dividends	$2,427,287
Interest	3,026,444
TOTAL INCOME		$5,453,731
Expenses:
Investment management fees (Note 2)	769,650
Fund administration fees (Note 2)	9,841
Fund accounting	60,635
Directors' compensation (Note 2)	9,400
Transfer agent fees	34,431
Custodian fees	14,560
Legal and audit fees	31,238
Other expenses	94,300
TOTAL EXPENSES		1,024,055
NET INVESTMENT INCOME		4,429,676
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	599,020
Net change in unrealized appreciation/depreciation of investments	(34,644,640)
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		(34,045,620)
NET DECREASE IN NET ASSETS FROM OPERATIONS		$(29,615,944)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2008	2007
OPERATIONS
Net investment income	$4,429,676	$4,288,779
Net realized gain on investments sold	599,020	1,549,189
Net change in unrealized appreciation/depreciation of investments	(34,644,640)	299,097
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(29,615,944)	6,137,065
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(4,419,387)	(4,279,526)
Net realized gain	(596,026)	(1,558,642)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(5,015,413)	(5,838,168)
CAPITAL TRANSACTIONS
Proceeds from shares sold	10,748,043	17,887,661
Reinvestment of distributions from net investment income and net realized gains	4,590,421	5,361,557
Cost of shares redeemed	(18,361,424)	(19,128,353)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(3,022,960)	4,120,865
TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,654,317)	4,419,762
NET ASSETS
Beginning of period	145,643,662	141,223,900
End of period (including undistributed net investment income of $19,762 and $9,253, respectively)	$107,989,345	$145,643,662
FUND SHARE TRANSACTIONS
Shares sold	194,975	275,766
Shares issued for reinvested distributions	86,007	83,466
Shares redeemed	(326,323)	(293,894)
NET INCREASE (DECREASE) IN FUND SHARES	(45,341)	65,338

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2008

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities that are traded on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of December 31, 2008, no securities in the Fund were valued using this method.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2008

Note 1 – Organization and Significant Accounting Policies (continued)

Valuation Measurements

Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$66,328,723
Level 2 – Other Significant Observable Inputs	40,711,174
Level 3 – Significant Unobservable Inputs	-
Total	$107,039,897

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2008

Note 1 – Organization and Significant Accounting Policies (continued)

Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions to be taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As of December 31, 2008 the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. computed at an annual rate of 0.60% of daily net assets. The fund administration fee paid to Mairs and Power, Inc. was computed at an annual rate of 0.01% of daily net assets during the period January 1, 2008 through June 30, 2008 and 0.005% during the period July 1, 2008 through December 31, 2008.

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2008

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, the following table shows the reclassifications made:

Undistributed Net Investment Income	Undistributed Net Realized Gain/(Loss)	Portfolio Capital
$220	$(219)	$(1)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$4,419,387	$4,279,526
Long-term capital gains	596,026	1,558,642
	$5,015,413	$5,838,168

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2008

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions (continued)

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$103,155,883
Gross unrealized appreciation	$19,023,052
Gross unrealized depreciation	(15,139,038)
Net unrealized appreciation	$3,884,014
Undistributed ordinary income	$19,762
Undistributed long-term capital gains	7,237
Total distributable earnings	$26,999
Total accumulated earnings	$3,911,013

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2008, aggregated $14,962,966 and $3,143,957, respectively. Purchases and sales of government securities during the year ended December 31, 2008 aggregated $6,768,038 and $22,971,901, respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout year)

	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share
Net asset value, beginning of year	$63.19	$63.06	$58.42	$57.66	$53.20
Income from investment operations:
Net investment income	1.98	1.89	1.81	1.59	1.53
Net realized and unrealized gain (loss)	(15.12)	0.82	5.20	0.95	4.80
Total from investment operations	(13.14)	2.71	7.01	2.54	6.33
Distributions to shareholders from:
Net investment income	(1.98)	(1.89)	(1.81)	(1.59)	(1.52)
Net realized gains	(0.27)	(0.69)	(0.56)	(0.19)	(0.35)
Total distributions	(2.25)	(2.58)	(2.37)	(1.78)	(1.87)
Net asset value, end of year	$47.80	$63.19	$63.06	$58.42	$57.66
Total investment return	(21.12)%	4.28%	12.10%	4.47%	12.04%
Net assets, end of year (In thousands)	$107,989	$145,644	$141,224	$117,947	$90,669
Ratios/supplemental data:
Ratio of expenses to average net assets	0.80%	0.77%	0.79%	0.84%	0.92%
Ratio of net investment income to average net assets	3.45	2.92	2.97	2.84	2.86
Portfolio turnover rate	17.31	9.07	6.86	13.49	8.91

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 11, 2009

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the reporting period (July 1, 2008 through December 31, 2008) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2008	Ending Account Value 12/31/2008	Expenses Paid During Period *
Actual return	$1,000.00	$846.10	$3.81
Hypothetical assumed 5% return	$1,000.00	$1,021.01	$4.17

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.82%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 366 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund's semi-annual and annual reports to shareholders.

You may obtain a copy of the Fund's latest quarterly report without charge by calling Shareholder Services at (800) 304-7404. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (69)	President and Director since 1992	• Chairman and CEO of the Investment Adviser (2007-present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (60)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser (1994 to present).	N/A	N/A

Jon A. Theobald (63)	Secretary since 2003; Chief Compliance Officer since 2004	• President and Chief Operating Officer of the Investment Adviser (2007-present).
• Chief Compliance Officer of the Investment Adviser (2004-present).
• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).
		• Senior Vice President, U.S. Trust Company (2001 to 2002).	N/A	N/A

Lisa J. Hartzell (63)	Treasurer since 1996	• Vice President of the Investment Adviser (July 2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

DIRECTORS AND OFFICERS (unaudited) (continued)

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
DISINTERESTED DIRECTORS

Norbert J. Conzemius (67)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (55)	Audit Committee Chair since February 2006; Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation.	2	N/A

Edward C. Stringer (73)	Director since 2002	• Retired attorney (2002 to 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (66)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P.	2	N/A

1  Unless otherwise indicated, the mailing address of each officer and director is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101.

2  Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

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MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003. The Code of Ethics is attached as exhibit 12(a)(1) to this form. There were no waivers granted during the period.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2007	$24,500	None	$5,900	None
2008	$25,500	$1,000	$6,200	None

(b)

Audit related fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $6,200 for the fiscal year ending December 31, 2008.

(e)(2)

All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $5,900 for the fiscal year ended December 31, 2007 and $6,200 for the fiscal year ended December 31, 2008. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $59,600 for the fiscal year ended December 31, 2007 and $12,500 for the fiscal year ended December 31, 2008.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

1

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

 Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

 Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

 Item 12. Exhibits.

(a)(1) Code of Ethics

Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibits 12(a)(1) to this form.

(a)(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

2

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

Not applicable to registrant.

(b)               Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)	/s/	William B. Frels
William B. Frels, President

Date		2/27/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	2/27/2009

By (Signature and Title)*	/s/	Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	2/27/2009

* Print the name and title of each signing officer under his or her signature.